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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (File Nos. 333-106035, 333-105299, 333-105298,
333-105297, 333-68058, 333-55705, 333-43046, 333-43044, 333-25369, 333-25371,
and 333-25369) and Form S-3 (File Nos. 333-111181 and 333-109564) of ArQule,
Inc., of our report dated February 13, 2004 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
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Boston, Massachusetts                                             March 11, 2004